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                                                                EXHIBIT 10.11(c)

                                                          Contract No. 33182000A



                      Firm Transportation Service Agreement
                               Rate Schedule TF-1

                                     between

                         COLORADO INTERSTATE GAS COMPANY

                                       and

                              GREELEY GAS COMPANY,
                     A DIVISION OF ATMOS ENERGY CORPORATION


                             Dated: OCTOBER 1, 2000



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                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE TF-1
--------------------------------------------------------------------------------

     The Parties identified below, in consideration of their mutual promises, agree as follows:

1.   TRANSPORTER: COLORADO INTERSTATE GAS COMPANY

2.   SHIPPER: GREELEY GAS COMPANY, A DIVISION OF ATMOS ENERGY CORPORATION

3. APPLICABLE TARIFF: Transporter's FERC Gas Tariff, First Revised Volume No. 1, as the same may be amended or superseded from time to time ("the Tariff").

4. CHANGES IN RATES AND TERMS: Transporter shall have the right to propose to the FERC changes in its rates and terms of service, and this Agreement shall be deemed to include any changes which are made effective pursuant to FERC Order or regulation or provisions of law, without prejudice to Shipper's right to protest the same.

5. TRANSPORTATION SERVICE: Transportation Service at and between Primary Point(s) of Receipt and Primary Point(s) of Delivery shall be on a firm basis. Receipt and Delivery of quantities at Secondary Point(s) of Receipt and/or Secondary Point(s) of Delivery shall be in accordance with the Tariff.

6. POINTS OF RECEIPT AND DELIVERY: Shipper agrees to Tender gas for Transportation Service, and Transporter agrees to accept Receipt Quantities at the Primary Point(s) of Receipt identified in Exhibit "A." Transporter agrees to provide Transportation Service and Deliver gas to Shipper (or for Shipper's account) at the Primary Point(s) of Delivery identified in Exhibit "A."

7.   RATES AND SURCHARGES: As set forth in Exhibit "B."

8.   NEGOTIATED RATE AGREEMENT: N/A

9.   PEAK MONTH MDQ: 6,121 Dth per Day.

10.  TERM OF AGREEMENT: Beginning: October 1, 2000
                        Extending through: September 30, 2001

11.  NOTICES, STATEMENTS, AND BILLS:

         TO SHIPPER:
              INVOICES FOR TRANSPORTATION:
                  Greeley Gas Company, a division of Atmos Energy Corporation P.O. Box 650205
                  Dallas, Texas 75265-0205
                  Attention: Gas Supply Department

              ALL NOTICES:
                  Greeley Gas Company, a division of Atmos Energy Corporation P.O. Box 650205
                  Dallas, Texas 75265-0205
                  Attention: John Hack



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         TO TRANSPORTER:
              See Payments, Notices, Nominations, and Points of Contact sheets in the Tariff.

12. SUPERSEDES AND CANCELS PRIOR AGREEMENT: When this Agreement becomes effective, it shall supersede and cancel the following agreement between the Parties: The Firm Transportation Service Agreement between Transporter and Shipper dated October 1, 2000, referred to as Transporter's Agreement No. 33182000.

13.  ADJUSTMENT TO RATE SCHEDULE TF-1 AND/OR GENERAL TERMS AND CONDITIONS: N/A

14. INCORPORATION BY REFERENCE: This Agreement in all respects shall be subject to the provisions of Rate Schedule TF-1 and to the applicable provisions of the General Terms and Conditions of the Tariff, including, but not limited to, the right of first refusal described in ARTICLE 3 (and Transporter agrees that Shipper shall be entitled to exercise such right of first refusal), as filed with, and made effective by, the FERC as same may change from time to time (and as they may be amended pursuant to Section 13 of the Agreement).

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

TRANSPORTER:                           SHIPPER:

COLORADO INTERSTATE GAS COMPANY        GREELEY GAS COMPANY, A DIVISION OF
                                       ATMOS ENERGY CORPORATION



By /s/ THOMAS L. PRICE                 By /s/ GORDON J. ROY
   --------------------------------       ---------------------------------
         Thomas L. Price
         Vice President
                                                   Gordon J. Roy
                                          ---------------------------------
                                                (Print or type name)

                                                   Vice President
                                          ---------------------------------
                                                (Print or type title)

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